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                               SUPPLEMENT TO THE

                               FEBRUARY 28, 2006

                     SCHWAB ACTIVE EQUITY FUNDS PROSPECTUS

THE INFORMATION IN THIS SUPPLEMENT IS AS OF APRIL 28, 2006.

BENEATH THE NAME OF THE SCHWAB PREMIER EQUITY FUND ON THE COVER OF THE PROSPECTUS AND ON PAGE 7, THE FOLLOWING LANGUAGE IS ADDED:

(Closed to new investors.)

UNDER THE SECTION TITLED "FUND MANAGEMENT," THE SIXTH PARAGRAPH IS DELETED AND REPLACED WITH THE FOLLOWING:

Except for the Schwab Premier Equity Fund, a discussion regarding the basis for the Board of Trustees' approval of the funds' investment advisory agreement is available in each fund's 2005 annual report, which covers the period from 11/1/04 through 10/31/05. A discussion regarding the basis for the Board of Trustees' approval of the Schwab Premier Equity Fund's investment advisory agreement is available in the fund's 2005 semi-annual report, which covers the period from 11/1/04 through 4/30/05.

UNDER THE SECTION TITLED "BUYING SHARES," THE FIRST TWO SENTENCES OF THE FIFTH PARAGRAPH ARE DELETED AND REPLACED WITH THE FOLLOWING:

The Schwab Premier Equity Fund is closed to new investors.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS.

                                                           [CHARLES SCHWAB LOGO]

CHARLES SCHWAB & CO., INC. MEMBER SIPC
REG34698 (05/06) (C)2006 All Rights Reserved